Exhibit 99.1

Eve and Skyports announce partnership to support the development of Advanced Air Mobility CONOPS for Japan

Singapore, February 17, 2022 – Eve UAM, LLC (“Eve”), an Embraer S.A. (“Embraer”) company, and Skyports Pte Ltd (“Skyports”), a leading infrastructure provider for electric vertical take-off and landing (eVTOL) passenger and cargo vehicles, today announced a partnership that will support the development of a new Concept of Operations (CONOPS) for Advanced Air Mobility (AAM), including Urban Air Mobility (UAM), for the Japan Civil Aviation Bureau (JCAB). The initiative aims to provide a shared vision of airspace design, operation, infrastructure, and other benefits to enable AAM operation in Japan.

The collaboration involves partners including Kanematsu Corporation, the major Japanese trading company with businesses in the aerospace industry, and Japan Airlines (JAL), the main Japanese passenger airline for domestic and international air transportation.

Eve has partnered with Skyports in multiple and diverse concepts worldwide, forming a cooperation that examines the AAM ecosystem required for distinctive operating environments across the globe. This unique experience benefits the preparation of Japan’s CONOPS and ensures that the needs of users, the Japanese community, and other stakeholders will be taken into account.

Duncan Walker, Chief Executive Officer at Skyports, said: “Our partnership with Eve continues to provide an important means of helping authorities around the world understand and develop the optimum conditions to enable commercial electric air taxi operations. We are honoured to be able to bring our unique knowledge of infrastructure provision to bear for JCAB to accelerate the adoption of advanced air mobility across Japan.”

“We are excited about partnering with Skyports on this new project that will introduce sustainable advanced air mobility to Japan. Our collaborations have successfully designed distinct and optimized mobility ecosystems across the world, and we look forward to using this experience to help JCAB establish the CONOPS for Japan,” said Andre Stein, co-CEO of Eve.

Eve has been dedicated to safely enabling and scaling the AAM ecosystem globally. Its holistic portfolio of solutions, including an electric vertical take-off and landing aircraft (eVTOL), a comprehensive global services and support network, and a unique air traffic management solution, makes Eve a trusted and experienced partner in preparing Japan for the future of AAM.

Follow Eve and Embraer on Twitter: @Eveairmobility @Embraer

About Skyports

Skyports is the leading enabler of advanced air mobility (AAM) and provides the critical link between the ground and the sky. The company designs, builds, and operates take-off and landing infrastructure for air taxis, and partners with world-class electric vertical take-off and landing (eVTOL) passenger and cargo vehicle manufacturers around the world to enable safe, sustainable and efficient flight operations within urban and suburban environments. Skyports also fly drones as a service, which is already proving the viability of the company’s best-in-class unmanned systems technologies within the medical, e-commerce, maritime and logistics sectors. Based in London, United Kingdom, Skyports has projects operating in multiple continents, including in Asia, Africa, Australia, Europe, Middle East and North America. Skyports investors include Deutsche Bahn Digital Ventures, Groupe ADP, Irelandia Aviation and Levitate Capital.

Find out more at: www.skyports.net

About Eve Air Mobility

Eve is dedicated to accelerating the Urban Air Mobility (UAM) ecosystem. Benefitting from a startup mindset, backed by Embraer’s more than 50-year history of aerospace expertise, and with a singular focus, Eve is taking a holistic approach to progressing the UAM ecosystem, with an advanced eVTOL project, a comprehensive global services and support network and a unique air traffic management solution. For more information, please visit www.eveairmobility.com.

About Embraer

A global aerospace company headquartered in Brazil, Embraer has businesses in Commercial and Executive aviation, Defense & Security and Agricultural Aviation. The company designs, develops, manufactures and markets aircraft and systems, providing Services & Support to customers after-sales.

Since it was founded in 1969, Embraer has delivered more than 8,000 aircraft. On average, about every 10 seconds an aircraft manufactured by Embraer takes off somewhere in the world, transporting over 145 million passengers a year.

Embraer is the leading manufacturer of commercial jets up to 150 seats and the main exporter of high value-added goods in Brazil. The company maintains industrial units, offices, service and parts distribution centers, among other activities, across the Americas, Africa, Asia and Europe.

Important Information and Where to Find it

In connection with the proposed business combination among Zanite Acquisition Corp. (“Zanite”), Embraer, Eve and Embraer Aircraft Holding, Inc. (“EAH”), on December 30, 2021, Zanite has filed with the Securities and Exchange Commission (“SEC”) a preliminary proxy statement relating to the business combination. When available, Zanite will mail a definitive proxy statement and other relevant documents to its stockholders. This press release does not contain all the information that should be considered concerning the proposed business combination and is not intended to form the basis of any investment decision or any other decision in respect of the business combination. Zanite’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and the definitive proxy statement, when available, and documents incorporated by reference therein filed in connection with Zanite’s solicitation of proxies for its special meeting of stockholders to be held to approve the business combination and other matters, as these materials contain or will contain important information about Zanite, Eve and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of Zanite as of a record date to be established for voting on the business combination. Stockholders of Zanite may obtain copies of the preliminary proxy statement, the definitive proxy statement (when available) and other documents that have been or will be filed with the SEC or that are incorporated by reference therein, without charge, once available, at the SEC’s website at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Forward-Looking Statements Disclosure

This press release contains “forward-looking statements.” Forward-looking statements represent Eve’s, Embraer’s and Skyports’ current expectations or forecasts of future events. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “project,” or “continue,” or other similar words. These statements are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, reflect management’s current views with respect to, and current assumptions about, future events and therefore are not guaranteed and are subject to significant risks, uncertainties and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially from these forward-looking statements. As a result, these statements speak only as of the date they are made and neither party undertakes an obligation to update or revise any forward-looking statement, except as required by law. Specific factors that could cause actual results to differ materially from these forward-looking statements include the effect of global economic conditions, the ability of the parties to negotiate and enter into a definitive agreement and realize anticipated synergies, the ability of Eve to obtain the required certifications to manufacture and sell its eVTOL aircraft, and other important factors previously disclosed in the section entitled “Risk Factors” in Zanite’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and other documents of Zanite filed, or to be filed, with the SEC, all of which are accessible on the SEC’s website at www.sec.gov.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Zanite and its directors and executive officers may be deemed participants in the solicitation of proxies from Zanite’s stockholders with respect to the proposed business combination. A list of the names of those directors and executive officers and a description of their interests in Zanite is contained in Zanite’s Registration Statement on Form S-1/A and by Zanite’s Current Report on Form 8-K filed on September 15, 2021, each of which was filed with the SEC and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to Zanite Acquisition Corp. at 25101 Chagrin Boulevard Suite 350, Cleveland, Ohio 44122, Attention: Steven H. Rosen, or by calling (216) 292-0200.

Eve, Embraer, EAH and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of Zanite in connection with the proposed business combination.

Additional information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of Zanite’s stockholders in connection with the proposed business combination, including a description of their direct and indirect interests, by security holdings or otherwise, which may be different than those of Zanite stockholders generally, may be obtained by reading Zanite’s preliminary proxy statement for the proposed business combination and, when it is filed with the SEC, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination. Stockholders, potential investors and other interested persons should read the preliminary proxy statement carefully and, when it becomes available, the definitive proxy statement and any other relevant documents that are filed or will be filed with the SEC relating to the proposed business combination before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.